UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☐

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Granite Point Mortgage Trust Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V63382-P25752 GRANITE POINT MORTGAGE TRUST INC. 2025 Annual Meeting Vote by June 4, 2025 11:59 PM ET You invested in GRANITE POINT MORTGAGE TRUST INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 5, 2025. Vote Virtually at the Meeting* June 5, 2025 10:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/GPMT2025 Get informed before you vote View the Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. GRANITE POINT MORTGAGE TRUST INC. 3 BRYANT PARK, SUITE 2400A NEW YORK, NY 10036

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V63383-P25752 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. Tanuja M. Dehne For 1b. Patrick G. Halter For 1c. Stephen G. Kasnet For 1d. Sheila K. McGrath For 1e. Lazar Nikolic For 1f. John A. Taylor For 1g. Hope B. Woodhouse For 2. To approve on an advisory basis the compensation of our named executive officers. For 3. To approve the proposed Amended and Restated Granite Point Mortgage Trust Inc. 2022 Omnibus Incentive Plan. For 4. To ratify the appointment of Ernst & Young LLP as our independent auditor for our fiscal year ending December 31, 2025. For NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.